Exhibit 10.4

GENERAL SECURITY AGREEMENT

THIS AGREEMENT is made as of the _____ day of October, 2015,

BETWEEN:

2264793 ONTARIO INC.

(the “Debtor”)

- and -

AVONLEA VENTURES INC.

(the “Secured Party”).

WHEREAS the Debtor is the registered and beneficial owner of the lands and premises municipally known as 98-102 Rutherford Road South, Brampton, ON (as legally described in Schedule “A” attached hereto, the “Property”);

AND WHEREAS the Secured Party agreed to loan Canadian Cannabis Corp. (“CCC”) the sum of $1,000,000 (the “Loan”);

AND WHEREAS in order to induce the Secured Party to advance the Loan to CCC the Debtor agreed to guarantee the obligations of CCC to the Secured Party (including, without limitation, the obligations of CCC under a promissory dated as of the date hereof) pursuant to a guarantee made by the Debtor in favour of the Secured Party dated as of the date hereof (the “Guarantee”);

AND WHEREAS the Debtor’s obligations pursuant the Guarantee are secured by a charge/mortgage registered against the Property in favour of the Secured Party on or about the date hereof in the Land Titles Division of the Peel Registry Office (the “LRO”) (such charge/mortgage as it may be amended, modified, renewed, replaced, extended, supplemented and/or restated from time to time, the “Charge;

AND WHEREAS in consideration of the Secured Party making the Loan to CCC, the Debtor agreed to provide this Agreement to the Secured Party as security collateral to the Charge;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in order to further secure the Debtor’s obligations pursuant to the Loan, and in consideration of the advance of the Loan secured by the Charge (the receipt and sufficiency of all of which are hereby acknowledged), the Debtor covenants and agrees as follows:

1.           Definitions. In this Agreement, unless something in the subject matter or context is inconsistent therewith, the following words and phrases shall have the following respective meanings:

(a)	“Agreement” means this agreement and all amendments made thereto by written agreement between the Secured Party and the Debtor, and the terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular section, subsection or other portion hereof and include any agreement supplemental hereto;

(b)	the terms “accessions”, “Account”, “Chattel Paper”, “Documents of Title”, “Equipment”, “Goods”, “Instrument”, “Intangible”, “Inventory”, “Money”, “Proceeds” and “Security” whenever used herein shall have the meanings given to those terms in the PPSA, provided always that the term “Goods” when used herein shall not include “consumer goods” of the Debtor as the term is defined in the PPSA;

(c)	“Books and Records” means all books, papers, accounts, invoices, documents and other records in any form evidencing or relating to any of the Collateral, and all contracts, securities, instruments and other rights and benefits in respect thereof;

(d)	“Charge” shall have the meaning ascribed thereto in the recitals hereof;

(e)	“Collateral” means all of the present and future undertaking and property, both real and personal, of the Debtor located at, relating only to, or used only in connection with, the Property, or which is necessary to the use and operation of the Property including, without limitation, all right, title and interest that the Debtor now has or may hereafter have, be possessed of, be entitled to or which may hereafter be acquired by the Debtor in Accounts, Inventory, Equipment, Chattel Paper, Documents of Title, Securities, Intangibles, Money, Books and Records and all replacements of, substitutions for and increases, additions and accessions to the foregoing, together with all Proceeds thereof, and any reference to “Collateral” shall be deemed a reference to Collateral or any part thereof;

(f)	“Event of Default” shall have the meaning ascribed thereto in the Charge, subject to all provisions of the Charge relating thereto including, without limitation, all notice requirements and curative provisions and, for greater certainty but without in any way limiting the generality of the foregoing, an Event of Default shall be deemed to have occurred, but subject to the applicable notice and curative rights set out in the Charge, if the Debtor fails to perform any covenant contained in this Agreement or if any of the representations or warranties of the Debtor contained in this Agreement are incorrect, untrue, inaccurate or misrepresented in any material respect when given or made or deemed to have been given, made or repeated;

(g)	“Loan” shall have the meaning ascribed thereto in the recitals hereof;

(h)	“Obligations” means all obligations of the Debtor to the Secured Party in respect of the Property or pursuant to the Charge or any additional security now or hereafter held by the Secured Party in respect of the obligations secured by the Charge including, without limitation, all debts and liabilities, present and future, direct and indirect, absolute and contingent, matured and not, whenever and howsoever incurred, in any currency at any time owing by the Debtor to the Secured Party or remaining unpaid by the Debtor to the Secured Party and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether arising from dealings between the Secured Party and the Debtor or from other dealings or proceedings by which the Secured Party may be or become in any manner whatsoever a creditor of the Debtor and wherever incurred and whether incurred by the Debtor alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses;

(i)	“Person” means any natural person or artificial body (including, among others, any firm, corporation or government);

(j)	“PPSA” means the Personal Property Security Act (Ontario) as now enacted and as the same may be amended, re-enacted or replaced from time to time, and all regulations thereunder; and

(k)	“Receiver” means a receiver, receiver and manager or any similar Person appointed in accordance with Section 5(b)(ii) hereof.

Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein which are defined in the Charge shall have the meanings ascribed thereto in the Charge.

2.           Security Interest. As general and continuing security for the payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a security interest in the Collateral. For greater certainty, the security interest created hereby shall be operative as a present, attached mortgage and charge of and security interest in any and all of the Collateral now owned by the Debtor and, with respect to any and all of the Collateral acquired by the Debtor after the date hereof, shall be operative as a present mortgage and charge of and security interest in such Collateral which shall attach as a first fixed and specific mortgage and charge of and security interest in such Collateral as of the moment the Debtor acquires any rights or interests therein. The security interest granted hereby shall not extend or apply to and Collateral shall not include the last day of the term of any lease or agreement therefor, but upon the enforcement of the security interest created hereby, the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

3.           Representations, Warranties and Covenants of Debtor. The Debtor hereby represents, warrants and covenants to and with the Secured Party as follows:

(a)	the Debtor represents and warrants that it is a corporation duly incorporated, organized and subsisting under the laws of the Province of Ontario, with the corporate power to enter into this Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of the Debtor and constitutes a legal and valid agreement binding upon the Debtor enforceable in accordance with its terms, and that the making and performance of this Agreement will not result in the breach of, constitute a default under, contravene any provision of, or result in the creation of, any lien, charge, security interest, encumbrance or any other right of others upon any property of the Debtor pursuant to any agreement, indenture or other instrument to which the Debtor is a party or by which the Debtor or any of its property may be bound or affected;

(b)	the Debtor represents and warrants that, except as otherwise provided in the Charge or disclosed herein, all of the Collateral is the sole property of the Debtor free from all liens, charges, security interests, leases, encumbrances and any rights of others which rank prior to or pari passu with the security interest granted hereby;

(c)	the Debtor represents and warrants that the Debtor’s principal place of business and the location of the office where it keeps its records respecting the Accounts is 100 Rutherford Road South, Brampton, ON L6W 2J2 and all of the Collateral is located either at that address or at the Property;

(d)	the Debtor covenants that it shall not without prior written notice to the Secured Party change its principal place of business or the location of the office where it keeps its records respecting the Accounts;

(e)	the Debtor covenants that it shall maintain, use and operate the Collateral and carry on and conduct its business in a lawful, prudent and business-like manner;

(f)	the Debtor covenants that it shall defend the Collateral against all claims and demands respecting the Collateral made by all Persons at any time and, except as otherwise provided herein, shall keep the Collateral free and clear of all security interests, mortgages, charges, liens and other encumbrances or interests except those hereafter approved in writing by the Secured Party prior to their creation or assumption;

(g)	the Debtor covenants that it shall pay all rents, taxes, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same shall become due and payable, and shall exhibit to the Secured Party, when required, the receipts and vouchers establishing such payment;

(h)	the Debtor covenants that it shall from time to time forthwith at the request of the Secured Party furnish to the Secured Party in writing all documents and information requested relating to the Collateral, and the Secured Party shall be entitled from time to time, at any reasonable time, to inspect the Collateral and make copies of all information relating to the Collateral and for such purposes the Secured Party shall have access to all premises occupied by the Debtor or where the Collateral may be found;

(i)	the Debtor covenants to keep the Collateral in good order, condition and repair and not to use the Collateral in violation of the provisions of this Agreement, the Charge or any other agreement now or hereafter in effect between the Debtor and the Secured Party and any agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

(j)	the Debtor covenants to insure the Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as the Secured Party shall reasonably direct and in conformity with the insurance requirements contained in the Charge, with loss payable in the manner specified in the Charge, and to pay all premiums therefor;

(k)	the Debtor covenants that it shall from time to time forthwith at the request of the Secured Party execute and deliver all such financing statements, schedules, assignments and documents, and do all such further acts and things as may be reasonably required by the Secured Party to effectively carry out the full intent and meaning of this Agreement and/or to better evidence and perfect the security interest granted hereby, and the Debtor hereby irrevocably constitutes and appoints the Secured Party, or any Receiver appointed by the court or the Secured Party, the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever the Secured Party or any such Receiver may consider it to be necessary or expedient;

(l)	the Debtor covenants that it shall not change its name and, if the Debtor is a corporation, shall not amalgamate with any other corporation without obtaining the Secured Party’s prior written consent (such consent may be arbitrarily withheld) and providing notice to the Secured Party of its new name and the names of all amalgamating corporations and the date when such new name or amalgamation is to become effective;

(m)	the Debtor covenants that it shall pay to the Secured Party forthwith upon demand all reasonable costs and expenses (including, without limitation, all costs and expenses incurred by and in connection with a Receiver, all accounting fees and expenses and all legal costs (on a solicitor and own client basis)) incurred by or on behalf of the Secured Party in connection with the preparation, execution and perfection of this Agreement and the carrying out of any of the provisions of this Agreement including, without limitation, protecting and preserving the security interest granted hereby and enforcing by legal process or otherwise the remedies provided herein, and agrees that all such costs and expenses shall be added to and form part of the Obligations secured hereunder; and

(n)	the Debtor covenants that it shall ensure that the representations and warranties set forth in this Section 3 shall be true and correct in all material respects at all times.

4.	Dealing with Collateral.

(a)	Dealing with Collateral by the Debtor. The Debtor shall not sell, lease or otherwise dispose of any of the Collateral: (i) without the prior written consent of the Secured Party; or (ii) except as expressly permitted under the Charge; or (iii) except in the ordinary course of its business and subject to the terms of the Charge, and all proceeds of any such sale or disposition shall form part of the Collateral and shall continue to be subject to the security interest granted hereby.

(b)	Registration of Securities. The Secured Party may have any Securities registered in its name or in the name of its nominee and shall be entitled but not bound or required to exercise any of the rights that any holder of such Securities may at any time have, provided that until an Event of Default has occurred and is continuing, the Debtor shall be entitled to exercise, in a manner not prejudicial to the interests of the Secured Party or which would violate or be inconsistent with this Agreement, all voting power from time to time exercisable in respect of the Securities and shall be entitled to receive all dividends or other distributions arising from the Securities. The Secured Party shall not be responsible for any loss occasioned by its exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof. The Debtor shall from time to time forthwith upon the request of the Secured Party deliver to the Secured Party those Securities requested by the Secured Party duly endorsed for transfer to the Secured Party or its nominee to be held by the Secured Party subject to the terms of this Agreement.

(c)	Notification of Account Debtors. Either after or before an Event of Default occurs, the Secured Party may give notice of this Agreement and the security interest granted hereby to any account debtors of the Debtor or to any other person liable to the Debtor and further the Secured Party may, in its sole discretion, give notice at any time after the occurrence of an Event of Default which is continuing to any such account debtors or other person to make all further payments to the Secured Party, and any payment or other proceeds of Collateral received by the Debtor from account debtors or from any other person liable to the Debtor, whether before or after any notice is given by the Secured Party, shall be held by the Debtor in trust for the Secured Party and paid over to the Secured Party on request provided an Event of Default shall have occurred and be continuing. In addition to and notwithstanding the foregoing the Secured Party shall have the rights referred to in Section 7.03 of the Charge.

(d)	Purchase-Money Security Interests. The Debtor shall not, except as specifically permitted by and subject to the terms of the Charge, or except in the ordinary course of its business in connection with the purchase or lease of Inventory or Equipment up to a maximum aggregate amount of $500,000, be permitted to grant purchase-money security interests.

(e)	Application of Funds. All money collected or received by the Secured Party in respect of the Collateral may be applied on account of such parts of the Obligations as the Secured Party in its sole discretion sees fit, or may be held unappropriated in a collateral account as ongoing security for the Obligations, or in the discretion of the Secured Party may be released to the Debtor, all without prejudice to the Secured Party’s rights against the Debtor.

5.	Default and Remedies.

(a)	Events of Default. The Debtor shall be in default under this Agreement upon the occurrence of any Event of Default, subject to all curative rights of the Debtor under the Charge.

(b)	Remedies. Upon the occurrence of any Event of Default and at any time thereafter, any or all of the Obligations shall at the option of the Secured Party become immediately due and payable or be subject to immediate performance, as the case may be, without further demand or notice, both of which are expressly waived; the obligations, if any, of the Secured Party to make further advances to the Debtor shall cease; any or all security granted hereby shall immediately become enforceable at the option of the Secured Party, and the Secured Party shall have the rights and remedies set out below, all of which rights and remedies shall be enforceable successively, concurrently and/or cumulatively at the option of the Secured Party, subject to the provisions of the Charge relating to any of such rights and remedies of the Secured Party:

(i)	the Secured Party may cease to make any further advances or disbursements of money or other credit, including, without limitation, letters of credit, letters of guarantee or indemnities, available to the Debtor; further, the Secured Party shall not be under any obligation to recommence advancing money or make available other credit until the Secured Party shall have received such assurances as, in its sole discretion, it may require;

(ii)	the Secured Party may appoint, by an instrument in writing delivered to the Debtor, a Receiver of the Collateral, and remove any Receiver so appointed and appoint another or others in his stead, or institute proceedings in any court of competent jurisdiction for the appointment of a Receiver, it being understood and agreed that:

(A)	the Secured Party may appoint any Person as Receiver, including an officer or employee of the Secured Party;

(B)	such appointment may be made at any time either before or after the Secured Party has taken possession of the Collateral;

(C)	the Secured Party may from time to time fix the remuneration of the Receiver and direct the payment thereof out of the Collateral; and

(D)	the Receiver shall be deemed to be the agent of the Debtor for all purposes and, for greater certainty, the Secured Party shall not be, in any way, responsible for any actions, whether willful, negligent or otherwise, of any Receiver, and the Debtor hereby agrees to indemnify and save harmless the Secured Party from and against any and all claims, demands, actions, costs, damages, expenses or payments which the Secured Party may hereafter suffer, incur or be required to pay as a result of, in whole or in part, any action taken by the Receiver or any failure of the Receiver to do any act or thing;

(iii)	the Secured Party may, in accordance with its rights under the Charge, take possession of the Collateral and retain it for so long as the Secured Party or a Receiver considers appropriate, receive any rents or profits from the Collateral, and require the Debtor to assemble the Collateral and deliver or make the Collateral available to the Secured Party at such place or places as may be specified by the Secured Party;

(iv)	the Secured Party may require the Debtor, by notice in writing given by the Secured Party to the Debtor, to disclose to the Secured Party the location or locations of the Collateral and the Debtor agrees to make such disclosure when so required by the Secured Party;

(v)	the Secured Party may carry on or concur in the carrying on of all or any part of the business of the Debtor, in accordance with its rights under the Charge;

(vi)	the Secured Party may enforce any rights of the Debtor in respect of the Collateral by any manner permitted by law;

(vii)	the Secured Party may repair the Collateral, process the Collateral and prepare the Collateral for sale, lease or other disposition, whether on the premises of the Debtor or otherwise;

(viii)	the Secured Party may sell, lease or otherwise dispose of or realize upon the Collateral at public auction, by public or private tender, by private sale or otherwise, either for cash or upon credit, upon such terms and conditions as the Secured Party may determine, and whether or not the Secured Party has taken possession of the Collateral, and without notice, advertisement or other formality, all of which are hereby waived by the Debtor; any such sale may be made with or without any special condition as to the upset price, reserve bid, title or evidence of title or other matter and from time to time as the Secured Party in its sole discretion thinks fit, with power to vary or rescind any such sale or buy in at any public sale and resell without being answerable for any loss; the Secured Party may sell the Collateral for a consideration either with or without taking security for the payment of such installments and may make and deliver to any purchaser thereof good and sufficient deeds, assurances and conveyances of the Collateral and give receipts for the purchase money, and any such sale shall be a perpetual bar, both at law and in equity, against the Debtor and all those claiming an interest in Collateral by, from, through or under the Debtor;

(ix)	the Secured Party or the Receiver may make any sale, lease or other disposition of the Collateral in the name of and on behalf of the Debtor or otherwise;

(x)	the Secured Party may retain the Collateral or any part thereof irrevocably by giving notice thereof to the Debtor, it being agreed that to the extent permitted by law such retention shall reduce the amount of the Obligations by an amount equal to the fair market value, as reasonably determined by the Secured Party, of the Collateral so retained;

(xi)	the Secured Party may borrow money on the security of the Collateral for the purpose of the carrying on of the business of the Debtor or for the maintenance, preservation, protection or realization of the Collateral, which security may rank either prior or subsequent in priority to the security interest granted by this Agreement;

(xii)	the Secured Party may file such proofs of claim or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, dissolution or other proceedings (voluntary or otherwise) relating to the Debtor; and

(xiii)	the Secured Party may take any other action, suit, remedy or proceeding authorized or permitted by this Agreement, the PPSA or by law or equity.

(c)	Additional Provisions on Realization. The Debtor further agrees with the Secured Party that:

(i)	for the purposes of Section 5 of this Agreement, a reference to the “Secured Party” shall, where the context permits, include any Receiver appointed in accordance with Subsection 5(b) hereof and the agents, officers and employees of such Receiver;

(ii)	the Secured Party shall not be liable or responsible for any failure to seize, collect, realize, sell or obtain payment of the Collateral and shall not be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment of the Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other Person in respect of the Collateral;

(iii)	the Secured Party may grant extensions of time, take, abstain from taking and perfecting and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Debtor to the Secured Party or the Secured Party’s rights hereunder;

(iv)	to facilitate the realization of the Collateral, the Secured Party may, to the exclusion of all others but subject to the prior rights of the space tenants of the Property under their leases, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied by the Debtor and use all or any of the Equipment and other property of the Debtor for such time as the Secured Party requires, free of charge, and the Secured Party shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, charges, depreciation or damages in connection with such actions;

(v)	the Secured Party may charge on its own behalf and pay to others all reasonable amounts for expenses incurred and for services rendered in connection with the retaking, holding, operation, repairing, processing, preparing for disposition and disposing of the Collateral including, without limitation, legal costs on a solicitor and own client basis, Receiver and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith shall be payable by the Debtor to the Secured Party and be added to and form part of the Obligations hereby secured as of the date incurred and shall bear interest at the highest rate of interest charged by the Secured Party at that time in respect of any part of the Obligations until payment thereof;

(vi)	the Secured Party may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the Obligations hereby secured; and

(vii)	any proceeds of realization of the Collateral may be applied by the Secured Party to the payment of expenses in connection with the preservation and realization of the Collateral as above described and any balance of such proceeds shall be applied by the Secured Party in the manner provided for in the Charge.

6.	General Provisions.

(a)	Benefit of the Agreement. This Agreement shall be binding upon the successors and assigns of the Debtor and shall benefit the successors and assigns of the Secured Party.

(b)	No Waiver. No delay or failure by the Secured Party in the exercise of any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right.

(c)	Severability. If any obligation contained in this Agreement or the application thereof to any Person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such obligation to Persons or circumstances other than those to whom/which it is held invalid or unenforceable, shall not be affected thereby and each obligation contained in this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

(d)	Notices. Any notice, election, demand, declaration or request which may or is required to be given or made pursuant to this Agreement shall (unless otherwise required by law) be given or made in writing and may be delivered to the parties hereto by facsimile or other electronic communication which results in a written or printed notice being given, or delivered or sent by prepaid registered mail to the addresses/fax numbers set out below:

(i)	in the case of the Debtor:

100 Rutherford Road South

Brampton, ON L6W 2J2

Attn: Ben Ward

(ii)	in the case of the Secured Party:

15466 The Gore Road

Caledon, ON L7C 3E5

Attn: Michael Steele

any notice mailed as aforesaid shall be deemed to have been received on the third (3rd) business day after the date of mailing, notwithstanding the date of actual receipt or the fact that it may not have been received, except during an interruption of postal service (in which event such notice, election, demand, declaration or request shall not be sent by prepaid registered mail), and if delivered or sent by facsimile or other electronic communication with confirmation of transmission, shall be deemed to have been validly and effectively given and received on the business day it was delivered or given, provided it is delivered or given by 5:00 p.m. (Toronto time). Any party may give notice as aforesaid of a change of that party’s address/fax number, in which event this Section shall apply with respect to the new address/fax number.

(e)	Modification and Assignment. This Agreement may not be amended or modified in any respect except by written instrument signed by both parties. The rights of the Secured Party under this Agreement may be assigned by the Secured Party without the prior consent of the Debtor. The Debtor may not assign its obligations under this Agreement, except in accordance with the terms of, and concurrently with, an assignment of the Charge.

(f)	Additional Continuing Security. This Agreement and the security interest granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party, and this Agreement is a continuing agreement and security that shall remain in full force and effect until discharged by the Secured Party.

(g)	Headings. The division of this Agreement into sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

(h)	Gender. In this Agreement words importing the singular number only shall include the plural and vice versa, words importing any gender shall include all genders, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

(i)	Discharge. The Debtor shall not be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party.

(j)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws in effect in the Province of Ontario and, by execution and delivery of this Agreement, the Debtor accepts for itself and in respect of its property, generally, and unconditionally, the non-exclusive jurisdiction of the courts having jurisdiction in the said province. The Debtor hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any action or proceeding, any claim that it is not personally subject to the jurisdiction of the said courts of the Province of Ontario located in the City of Toronto, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper or that this Agreement or the subject-matter hereof may not be enforced in such courts. Nothing herein shall limit the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

(k)	Executed Copy. The Debtor acknowledges receipt of a fully executed copy of this Agreement.

(l)	Non-Merger and Inconsistency. It is acknowledged and agreed that the terms and conditions of the Charge shall not merge in and shall survive the completion of the transaction herein contemplated, and that in the event of any inconsistency between the provisions of the Charge and the provisions of this Agreement, the provisions of this Agreement shall prevail.

(m)	Joint and Several Liability. In the event that the term “Debtor” includes more than one Person, each of them shall be jointly and severally liable to the Secured Party for all of the Debtor’s obligations hereunder.

The Debtor has executed this Agreement as of the first date set out above.

2264793 ONTARIO INC.

By:	/s/ Benjamin Ward
Name: Benjamin Ward
Title: Secretary

SCHEDULE “A” TO
GENERAL SECURITY AGREEMENT

Legal Description of the Property

PT LT 4 CON 2 E.H.S. CHINGUACOUSY PTS 1 TO 4, 43R17742; T/W BR48239 ; S/T BR51139; TOGETHER WITH AN EASEMENT AS IN VS121670; CITY OF BRAMPTON

Being all of PIN 14032−0123(LT); LRO# 43.